UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 - Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

I.     Failure to Maintain a Majority of Independent Directors on the Board

On September 4, 2018, SPAR Group, Inc. ("SGRP", the "Corporation" or the "Registrant") filed in the Court of Chancery of the State of Delaware (the "Court") a claim, C.A. No. 2018-0650 (the "By-Laws Case"), in a Verified Complaint Seeking Declaratory Judgment and Injunctive Relief (the "Original Complaint") against Robert G. Brown, a substantial stockholder of SGRP and former Executive Chairman and director of SGRP, and William H. Bartels, a substantial stockholder of SGRP and current Vice Chairman and director and officer of SGRP (together with Robert G. Brown, the "Majority Stockholders" or "Defendants"). On September 21, 2018, SGRP supplemented and amended its Claim in a Verified Amended Complaint filed with the Court (the "Amended Complaint"). On September 18, 2018, Robert G. Brown filed an action before the Court, C.A. No. 2018-0687 (the “225 Action”), pursuant to Section 225 of the Delaware General Corporation Law seeking a declaration that certain written consents signed by the Majority Stockholders purporting to remove Lorrence T. Kellar from the Board and appoint Jeffrey Mayer to the Board were effective. Please see Part II, Item IA - Risk Factors -Dependence Upon and Cost of Services Provided by Affiliates and Use of Independent Contractors, Risk Factors - Risks Related to the Company's Significant Stockholders: Potential Voting Control and Conflicts, and Note 9 to the Company's Condensed Consolidated Financial Statements – Commitments and Contingencies -- Legal Matters, in the Corporation's Quarterly Report on Form 10-Q as filed with the SEC on November 19, 2018, ant the Corporation's Current Report on Form 8-K as filed with the SEC on September 28, 2018.

SGRP filed the By-Laws Case to contest various changes to SGRP's By-Laws proposed by the Majority Stockholders, which if effective would (among other things), eliminate the requirement for Board majority independence, fix the Board size at seven, eliminated the Board's power to change the Board (and give that power to the Majority Stockholders), and prohibit the Board from filling any vacancies unless the candidate(s) have been approved in advance by the Majority Stockholders. If allowed to take effect, those changes would block the announced determination and intention of the Board to increase the Board size to nine and add two new independent directors to maintain majority independence for the Board to maintain compliance with the Rules of the Nasdaq Stock Market, Inc. ("Nasdaq").

On November 20, 2018, the Court issued a Status Quo Order in the 225 Action (the "Status Quo Order"). Pursuant to the Status Quo Order (among other things):

1. Mr. Jeffery Mayer has been placed as a director on the Corporation's Board of Director's (the "Board"), by order of the Court through at least the period when a final ruling is made in the 225 Action. Mr. Mayer is still (as previously determined) classified as a non-independent director and will not serve on any of the Corporation's Committees (which remain filled with only independent directors).

2. Mr. Lorrence Keller will stay on the Board by order of the Court through at least the conclusion of the 225 Action, and will remain (as previously determined) classified as an independent director and remain a member of all of the Corporation's Committees.

3. The Board size is fixed by the Court at eight members through at least the conclusion of the 225 Action.

4. No changes were made by the Court in any previous Board or Committee determination.

As a result of the Status Quo Order, the Board now consists of 4 independent directors and 4 non-independent directors, and SGRP more fully described the Status Quo Order in and attached it to and incorporated it into SGRP's Current Report on Form 8-K, as filed with the SEC on November 26, 2018.

As a result of the Status Quo Order and the ordered change in Board composition, SGRP received a notification letter from Nasdaq dated December 13, 2018 (the "Nasdaq Board Independence Deficiency Letter"), stating that SGRP no longer complies with Nasdaq's majority independent director requirement, as set forth in Nasdaq Listing Rule 5605(b)(1). Nasdaq Listing Rule 5605(b)(1) requires a majority of the board of directors of a listed company to be comprised of independent directors, as defined in Rule 5605(b)(1) (the "Board Majority Independence Rule").

Under Nasdaq Rules, SGRP has 45 calendar days to submit a plan to regain compliance with the Board Majority Independence Rule. If SGRP's plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of this letter to permit compliance. Nasdaq requires that SGRP's plan "be as definitive as possible" and include biographical information related to potential independent candidates, if any, being considered for appointment to the Board of Directors. Nasdaq Rules and its Charter require that the Governance Committee make each determination of independence.

In the short run, the Board could correct the independence deficiency with an increase in Board size to nine and appointment of an additional independent director (or two, if Mr. Kellar needs to be replaced). However, now, with the Status Quo Order, any increase in Board size and change in or appointment to the Board would require an order of the Court and the approval (or at least non-objection) of the Majority Stockholders.

If SGRP wins the Bylaws Case, future Board independence would (at least for the time being) be expressly provided for in the By-Laws. However, there can be no assurance that further changes in the By-Laws or Board composition would not be sought by the Majority Stockholders and lead to future non-compliance with the Board Majority Independence Rule.

The Nasdaq Board Independence Deficiency Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Board Independence Deficiency Letter is qualified in its entirety by reference to Nasdaq Board Independence Deficiency Letter, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

II.     Failure to Maintain the Minimum Bid Price

SGRP received a notification letter from Nasdaq dated December 10, 2018 (the "Nasdaq Bid Price Deficiency Letter"), stating that SGRP is no longer in compliance with certain requirements for continued listing on Nasdaq.

The Nasdaq Bid Price Deficiency Letter stated SGRP has failed to maintain a minimum closing bid price of $1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., October 25, 2018 - December 7, 2018) as required by Nasdaq Listing Rule 5550(a)(2) (the "Bid Price Rule"). The Nasdaq Bid Price Deficiency Letter provides that SGRP has until June 10, 2019, as a grace period to regain compliance with the Bid Price Rule by maintaining a closing bid price of $1.00 per share for a minimum of ten consecutive business days. If at any time during the grace period the bid price of SGRP's Common Stock closes at $1.00 per share or more for a minimum of ten consecutive business days, Nasdaq will provide SGRP with written confirmation of compliance and the matter will be closed.

In the event SGRP does not regain compliance with the Bid Price Rule prior to the expiration of the grace period, it will receive written notification that its securities are subject to delisting. The Corporation would then have the ability to appeal the Nasdaq Staff's decision to the Nasdaq Listing Qualifications Panel (the "Panel"). Alternatively, SGRP may be eligible for an additional grace period if it meets Nasdaq's initial listing standards at the time, with the exception of bid price. If it meets the initial listing criteria, Nasdaq will notify SGRP that it has been granted an additional 180 calendar day compliance period.

The Nasdaq Bid Price Deficiency Letter does not affect the listing of SGRP's Common Stock at this time, and those shares will continue to trade on Nasdaq under the symbol "SGRP".

The foregoing description of the Nasdaq Bid Price Deficiency Letter is qualified in its entirety by reference to Nasdaq Bid Price Deficiency Letter, a copy of which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

III.     Risks of a Nasdaq Delisting and Penny Stock Trading

There can be no assurance that SGRP will be able to correct the Nasdaq Rule deficiencies described in the Nasdaq Board Independence Deficiency Letter or in the Nasdaq Bid Price Deficiency Letter, or that if timely corrected, that SGRP will be able to comply in the future with Nasdaq's Board Majority Independence Rule (requiring that independent directors be a majority of the SGRP Board of Directors and the only members of its Audit, Compensation and Governance Committees), Nasdaq's Bid Price Rule (requiring a minimum bid price of $1.00/share), independent director rules or other Nasdaq continued listing requirements.

If SGRP fails to satisfy the applicable continued listing requirement and continues to be in non-compliance after notice and the applicable grace period ends (which is six months in the case of the Bid Price Rule or initially 45 days in the case of the Independent Majority Rule), Nasdaq may commence delisting procedures against SGRP (during which SGRP may have additional time of up to six months to appeal and correct its non-compliance). If the SGRP Common Stock shares were ultimately delisted by Nasdaq, the market liquidity of the SGRP Common Stock could be adversely affected and its market price could decrease, even though such shares may continue to be traded "over the counter", due to (among other things) the potential for increased spreads between bids and asks, lower trading volumes and reporting delays in over-the-counter trades and the negative implications and perceptions that could arise from such a delisting.

In addition to the foregoing, if the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market, the application of the "penny stock" rules could adversely affect the market price of the SGRP Common Stock and increase the transaction costs to sell those shares. The SEC has adopted regulations which generally define a "penny stock" as any equity security not listed on a national securities exchange or quoted on Nasdaq that has a market price of less than $5.00 per share, subject to certain exceptions. If the SGRP Common Stock is delisted from Nasdaq and is traded on the over-the-counter market at a price of less than $5.00 per share, the SGRP Common Stock would be considered a penny stock. Unless otherwise exempted, the SEC's penny stock rules require a broker-dealer, before a transaction in a penny stock, to deliver a standardized risk disclosure document that provides information about penny stock and the risks in the penny stock market, the current bid and offer quotations for the penny stock, the compensation of the broker-dealer and the salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. Further, prior to a transaction in a penny stock occurs, the penny stock rules require the broker-dealer to provide a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's agreement to the transaction. If applicable in the future, the penny stock rules may restrict the ability of brokers-dealers to sell the SGRP Common Stock and may affect the ability of investors to sell their shares, until the SGRP Common Stock is no longer a penny stock.

Forward Looking Statements

This Current Report on Form 8-K and the attached Exhibit (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SGRP and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018 (as filed, the "Proxy Statement"), which SGRP filed with the SEC on April 18, 2018, SGRP's preliminary Information Statement filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and Rule 14c-2 thereunder as filed with the SEC on July 30, 2018 (as filed, the "Preliminary Information Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the SEC Reports may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the objective's of the By-Laws Case or the potential negative effects of the Company's inability to correct the Nasdaq Rule deficiencies described in the Nasdaq Board Independence Deficiency Letter or in the Nasdaq Bid Price Deficiency Letter or to comply with the same rules in the future, then Status Quo Order or the Proposed Amendments, the By-Laws Case or 225 Action, or the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(d)	Exhibits:

99.1

Letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated December 13, 2018 stating that SGRP no longer complies with Nasdaq's majority independent director requirement, as set forth in Nasdaq Listing Rule 5605(b)(1) (as attached hereto and filed herewith).

99.2

Letter to SPAR Group, Inc. ("SGRP"), from the Nasdaq Stock Market, Inc. ("Nasdaq"), dated December 10, 2018, stating that SGRP failed to maintain a minimum closing bid price of$1.00 per share for its shares of its Common Stock for the prior 30 consecutive business days preceding its notice (i.e., October 25, 2018 - December 7, 2018) as required by Nasdaq Listing Rule 5550(a)(2) (as attached hereto and filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: December 14, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer